                                 SCHEDULE 14C
                                 (Rule 14c-101)
                 Information Required in Information Statement

                            Schedule 14C Information

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14c-5(d)(2)
[ ] Definitive Information Statement

                        Davis International Series, Inc.
                        --------------------------------
                (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------
  (Name of Persons) Filing Information Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    1) Title of each class of securities to which transaction applies:


    -------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:


    -------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


    --------------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:


    --------------------------------------------------------------------

    5) Total fee paid:

    --------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:

       2)  Form, Schedule or Registration Statement No.:

       3)  Filing Party:

       4)  Date Filed:

CONTENTS

1.       Shareholder Message
2.       Questions and Answers
3.       Notice of Special Meeting
4.       Proxy Statement
5.       Appendices

         A: Definitions of Some Terms used in this Proxy

         B: Eligible Votes, Nominees owning over 1% of any Class, and
               Shareholders owning over 5% of any Class.

         C: Audit Committee Charter

         D: Officers of Davis International Series, Inc., the Adviser
               and the  Sub-Adviser
         E: New Advisory  and Sub-Advisory Agreements
         F: Proposed Fundamental Policies

         G: Current Fundamental Policies for Each Fund

6.       Financial Advisers Letter

                        DAVIS INTERNATIONAL SERIES, INC.

                           and its authorized series

                     DAVIS INTERNATIONAL TOTAL RETURN FUND.

                        2949 East Elvira Road, Suite 101

                             Tucson, Arizona 85706
                                  800-279-0279

                             INFORMATION STATEMENT

DEAR SHAREHOLDER:

A Special Meeting of Shareholders of Davis International Series, Inc. will be held December 1, 2000, to approve the four proposals described below. The Adviser and its officers and affiliates own a controlling majority of the outstanding voting shares and intend to vote those shares to approve all four proposals.

Davis International Series, Inc. is organized as a Maryland corporation and is registered as a diversified open-end investment management company, commonly known as a mutual fund. Davis International Total Return Fund ("Fund") is a separate series offered by Davis International Series, Inc. which has an investment objective of total return through capital growth and/or income. The Fund pursues this objective by investing primarily in the common stock of foreign companies and the common stock issued by U.S. companies doing substantial business in foreign markets.

The Board of Directors called the Special Meeting of Shareholders to:

1.   Elect a board of directors;

2. Re-approve advisory agreements with Davis Selected Advisers, L.P., its subsidiary Davis Selected Advisers - NY, Inc., and Fiduciary
     International, Inc.;

3. Approve proposals that are intended to help the Fund increase its management efficiency by granting it additional investment flexibility; and

4.   Ratify the selection of KPMG LLP as independent accountants of the Fund.

NONE OF THESE PROPOSALS WILL INCREASE FEES OR CHANGE THE PORTFOLIO MANAGER OF YOUR FUND.

This information statement informs you of the circumstances surrounding the Board's approval of the new sub-advisory agreement and provides you with an overview of the terms of that agreement.

By order of the Board

-------------------------------
Thomas Tays, Secretary

THIS DOCUMENT IS REQUIRED UNDER THE FEDERAL SECURITIES LAWS AND IS PROVIDED SOLELY FOR YOUR INFORMATION. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

WHAT ARE SHAREHOLDERS VOTING ON?

Davis International Total Return Fund is asking shareholders to vote on the following four proposals:

1. TO ELECT DIRECTORS. Shareholders of Davis International Total Return Fund are being asked to elect or re-elect directors. Six of the seven directors are independent of the investment adviser.

2. TO RE-APPROVE ADVISORY AND SUB-ADVISORY AGREEMENTS. Shareholders of Davis International Total Return Fund are being asked to re-approve the advisory and sub-advisory agreements with Davis Selected Advisers, L.P., its wholly owned subsidiary, Davis Selected Advisers - NY, Inc., and Fiduciary International, Inc. The agreements are not being changed, fees are not being increased, and the same portfolio manager will be managing your investments.

3. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICIES. Shareholders are being asked to approve changes to the Fund's fundamental investment policies. The main reason for the proposed changes is to allow the Fund a greater degree of investment flexibility.

4. TO RATIFY THE FUND'S INDEPENDENT ACCOUNTANTS. Shareholders are being asked to ratify the directors' appointment of KPMG LLP as independent accountants.

MORE INFORMATION ABOUT THE PROPOSALS

The following tells you more about the proposals and explains why the directors believe the proposals are in the best interests of shareholders.

WHAT ROLE DO THE DIRECTORS PLAY? (PROPOSAL 1)

The Board of Directors is responsible for protecting the interests of Davis International Total Return Fund's shareholders. The Directors meet regularly to review the Fund's activities, contractual arrangements and performance. Directors are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Directors review Fund performance, oversee Fund activities and review contractual arrangements with companies that provide services to the Fund.

WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE ADVISORY AND
SUB-ADVISORY AGREEMENTS? (PROPOSAL 2)

Currently, Venture Advisers, Inc. (an entity controlled by Shelby M.C. Davis) as general partner, controls Davis Selected Advisers, L.P. which provides investment advice and administrative services to the Fund. On December 31, 2000, Venture Advisers, Inc. proposes to transfer control of Davis Selected Advisers, L.P. to Davis Investments, LLC (an entity controlled by Christopher
C. Davis, son of Shelby M.C. Davis). Davis Investments, LLC will then become the new general partner of Davis Selected Advisers, L.P. This will be accomplished by Venture Advisers Inc.'s sale of 100 general partnership units to Davis Investments, LLC. After the sale, Venture Advisers, Inc. will continue to own approximately 44% of the limited partnership units of Davis Selected Advisers, L.P. The 1940 Act requires that directors and shareholders approve all advisory and sub-advisory agreements after a change in control such as the one being proposed.

Neither the advisory agreements nor the sub-advisory agreements are being changed, no new fees are being added; no fees are being increased. The same portfolio manager will continue to manage your investments. Shelby M.C. Davis will continue as Founder and Senior Research Adviser as described in the current prospectus.

WHAT ARE THE REASONS FOR THE PROPOSED CHANGES IN FUNDAMENTAL POLICIES? (PROPOSAL 3)

The Board of Directors believes the proposed changes in investment policies will benefit shareholders by allowing the Fund's portfolio manager to respond more quickly to future changes in investment opportunities.

WHAT IS THE ROLE OF THE INDEPENDENT ACCOUNTANTS? (PROPOSAL 4)

The independent accountants act as Davis International Total Return Fund's auditors. They review the Fund's annual financial statements and provide other audit and tax-related services to the Fund.

HAVE THE DIRECTORS APPROVED EACH PROPOSAL?

Yes. The Directors have unanimously approved all of the proposals and recommend that you vote to approve them.

HOW MANY VOTES AM I ENTITLED TO CAST?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of any Class of Davis International Total Return Fund on the record date. The record date is September 8, 2000.

YOU ARE NOT BEING ASKED FOR A PROXY

This Information Statement is intended to keep you fully informed of developments concerning Davis International Total Return Fund. We are not asking for your proxy. The Adviser, its officers and affiliates own a controlling majority of Davis International Total Return Fund's eligible vote and intend to vote to approve each of the four proposals described in this information statement.

NOTICE OF SPECIAL MEETING

To shareholders of Davis International Series, Inc.: Notice is hereby given that a special meeting of shareholders will be held at 3480 East Britannia Drive, Tucson, Arizona 85706, on December 1, 2000, beginning at 9 a.m. Pacific Time for the following purposes:

1. To elect directors to hold office until their successors are duly elected and qualified;

2. To re-approve the advisory and sub-advisory agreements with Davis Selected Advisers, L.P., its wholly owned subsidiary, Davis Selected Advisers - NY, Inc., and Fiduciary International, Inc.;

3. To amend Davis International Total Return Fund's fundamental investment policies; and

4.   To ratify the selection of KPMG LLP as independent accountants.

The close of business on September 8, 2000, was fixed as the record date for determining which shareholders are entitled to notice of the meeting and any adjournments thereof and are entitled to vote.

By order of the Board of Directors,

THOMAS TAYS

Secretary
September 29, 2000

-------------------------------------------------------------------------------

                             INFORMATION STATEMENT

           INFORMATION STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS

             OF DAVIS INTERNATIONAL TOTAL RETURN FUND TO BE HELD ON

                                DECEMBER 1, 2000

                        DAVIS INTERNATIONAL SERIES, INC.

                        2949 EAST ELVIRA ROAD, SUITE 101

                             TUCSON, ARIZONA 85706

-------------------------------------------------------------------------------




INTRODUCTION

PURPOSE OF THIS INFORMATION STATEMENT

This information statement is being furnished to shareholders of Davis International Total Return Fund ("Fund") an authorized series of Davis International Series, Inc. to inform them of a Special Meeting of Shareholders. The meeting will be held at 3480 East Britannia Drive, Tucson, Arizona 85706, on December 1, 2000, beginning at 9 a.m. Pacific Time. This information statement is first being mailed to shareholders on or about September 29, 2000. Appendix A defines some of the terms used in this information statement.

WHO MAY VOTE

The Board of Directors has fixed the record date as the close of business on September 8, 2000. Only those shareholders who own shares of the Fund on the close of business on the record date are entitled to notice of and to vote at the meeting. The holder of each full share outstanding as of the close of business on the record date is entitled to one vote for each dollar of net asset value and each fractional share is entitled to a proportionate share of one vote upon each matter properly submitted to the meeting. Appendix B shows the eligible votes, nominees owning more than 1% of any Class of the Fund's shares, and shareholders owning more than 1% of any Class of the Fund's shares. "Eligible Vote" is defined in Appendix A.

The Adviser, its officers and affiliates own a controlling majority of Davis International Series, Inc.'s eligible vote and intend to vote to approve each of the four proposals described in this information statement.

This information statement is required under the federal securities laws and is provided solely for your information. You are not being asked for a proxy and you are asked not to send a proxy.

QUORUM AND VOTING REQUIREMENTS

Davis International Series, Inc. will vote on all four proposals. In order to take action on any proposal (or element of a proposal), a "quorum" or a majority of the votes entitled to be cast on that proposal must be represented in person or by proxy. The Adviser, its officers and affiliates own the majority of Davis International Series, Inc.'s shares and therefore have a controlling vote. The Adviser and its officers and affiliates intend to vote to approve each of the four proposals, therefor, a quorum will be present.

PROPOSAL 1:

The eleven nominees for the board of directors who receive the highest number of votes will be elected directors.

PROPOSAL 2:

The new advisory and sub-advisory agreements with Davis Selected Advisers, L.P., its wholly owned subsidiary, Davis Selected Advisers - NY, Inc., and Fiduciary International, Inc. require approval of a majority of eligible votes as defined by the 1940 Act. A majority of eligible votes is the affirmative vote of the lesser of (i) 67% of such votes if the holders of more than 50% of the total eligible votes are represented at the meeting, or (ii) more than 50% of the total eligible votes.

PROPOSAL 3:

The amendment of each fundamental investment policy requires the favorable vote of a majority of the eligible vote as defined by the 1940 Act (see description of vote under Proposal 2 above).

PROPOSAL 4:

To ratify the selection of KPMG LLP as independent accountants, the proposal must receive the affirmative vote of the holders of a majority of the votes represented at the meeting.

A shareholder vote may be taken on any other matter to come properly before the meeting prior to such adjournment(s) if sufficient votes to approve such matter have been received and such vote is otherwise appropriate. The Board of Directors does not presently know of any matter to be considered at the meeting other than the matters described in the Notice of Special Meeting accompanying this information statement.

NO SOLICITATION OF PROXIES

The Adviser, its officers and affiliates own a controlling majority of Davis International Series, Inc.'s eligible vote and intend to vote to approve each of the four proposals described in this information statement. No proxies will be solicited. The Adviser has agreed to pay 75% of the expenses of holding the special meeting of shareholders, and the Fund will pay 25% of the expenses. The Fund will bear its pro rata share of costs incurred in connection with preparing this information statement. The Adviser and the Fund will also reimburse certain parties for their expenses in forwarding proxy materials to beneficial owners of Fund shares.



                         IMPORTANT SERVICE PROVIDERS
------------------------------------------------------------------------------

ADVISER. Davis Selected Advisers, L.P.

SUB-ADVISERS. Davis Selected Advisers - NY, Inc. and Fiduciary International,
Inc.

PRINCIPAL UNDERWRITER. Davis Distributors, LLC

INDEPENDENT ACCOUNTANTS. KPMG LLC

COUNSEL. D'Ancona & Pflaum
CUSTODIAN. State Street Bank

TRANSFER AGENT. Boston Financial Data Services

The address for Davis Selected Advisers ,L.P. and Davis Distributors, LLC is:
2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. The address for Davis Selected Advisers - NY, Inc. is: 609 Fifth Avenue, New York, New York 10017. The address for Fiduciary International, Inc. is Two World Trade Center, New York, New York 10048.

SHAREHOLDER REPORTS

The Fund will furnish, without charge, a copy of its most recent Annual Report and Semiannual Report to any shareholder upon request. Shareholders desiring a copy of such reports should direct all written requests to the Davis Funds, P.O. Box 8406, Boston, Massachusetts 02266-8406, or should call Davis Funds at 1-800-279-0279.

SUBMISSION OF SHAREHOLDER PROPOSALS

Davis International Series, Inc. is not required to hold annual shareholders' meeting and does not intend to do so.

Davis International Series, Inc. may hold special meeting as required or as deemed desirable by its Board of Directors for other purposes, such as, changing fundamental policies, electing or removing directors, or approving or amending an investment advisory agreement. In addition, special shareholder meetings may be called for upon the written request of shareholders having at least 25% of the eligible votes that could be cast at the meeting.

Shareholders wishing to submit proposals for inclusion in an information statement for a future shareholder meeting should send their written submissions to Davis International Series, Inc., at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in an information statement because the proposal must comply with certain federal securities regulations.

NOTICE TO BANKS, BROKERS-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise Davis International Series, Inc., in writing, whether other persons are the beneficial owners of the shares for which this information statement is being provided and, if so, the number of copies of the information statement, Annual Reports or Semiannual Reports you wish to receive in order to supply copies to such owners. Write to Davis International Series, Inc., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

PROPOSAL 1:

--------------------------------------------------------------------------------
ELECTION OF DIRECTORS

It is proposed that shareholders of Davis International Series, Inc., elect seven (7) nominees to serve as directors, each to hold office until a successor is elected and qualified. All seven of the nominees currently serve as directors and it is proposed that they be reelected.

Each nominee has consented to being named in this information statement and has agreed to serve as a director if elected. The Board of Directors does not know of any reason why any nominee would be unable or unwilling to serve as a director, but if any nominee should become unable to serve prior to the meeting, the controlling shareholders of Davis International Series, Inc. intend to vote for another person of their choice as nominee or nominees. Appendix b lists any nominees that owned more than 1% of any Class of shares in Davis International Series, Inc., and all shareholders that owned 5% or more of and Class of shares of the Corporation. Davis International Series, Inc. has no knowledge of whether any nominee has the right to acquire beneficial ownership of any class of shares of the Corporation.

 NAME/BIRTHDATE              DIRECTOR SINCE                       PRINCIPAL OCCUPATION
---------------------------- ---------------------- -----------------------------------------------------
JEREMY H. BIGGS              December 12, 1994      Director and Chairman of the Fund, Davis New
August 16, 1935                                     York Venture Fund, Inc., Davis Series, Inc.,
                                                    and Davis Variable Account Fund, Inc.;
                                                    Consultant to the Adviser; Director of the
                                                    Van Eck Chubb Funds; Vice Chairman, Head of
                                                    Equity Research Department, Chairman of the
                                                    U.S. Investment Policy Committee and member
                                                    of the International Investment Committee of
                                                    Fiduciary Trust Company International.


CHRISTOPHER C. DAVIS         December 8, 1997       Director and Chef Executive Officer,
July 13, 1965                                       President or Vice President of the Fund,
                                                    Davis New York Venture Fund, Inc., Davis
                                                    Series, Inc., Davis Variable Account Fund,
                                                    Inc., Selected American Shares, Inc.,
                                                    Selected Special Shares, Inc. and Selected
                                                    Capital Preservation Trust; Director, Vice
                                                    Chairman, Venture Advisers, Inc.; Director
                                                    and Chief Executive Officer of Davis
                                                    Investments, LLC, Director, Chairman, Chief
                                                    Executive Officer, Davis Selected
                                                    Advisers-NY, Inc.; Chairman and Director,
                                                    Shelby Cullom Davis Financial Consultants,
                                                    Inc.; Employee of Shelby Cullom Davis & Co.,
                                                    a registered broker/dealer; Director,
                                                    Rosenwald, Roditi and Company, Ltd., an
                                                    offshore investment management company




G. BERNARD HAMILTON          February 5, 1997       Director of the Fund, Davis New York Venture
March 18, 1937                                      Fund, Inc., Davis Series, Inc., and Davis
                                                    Variable Account Fund, Inc.; Managing General
                                                    Partner, Avanti Partners, L.P.

                         4


KEITH R. KROEGER             December 12, 1994      Director of the Fund, Partner, Kroeger, Woods
May 13, 1936                                        Associates, Architects




THE VERY REVEREND            December 12, 1994      Director of the Fund; Executive Director of
JAMES R. LEO                                        Capital Ideas, Inc.; formerly Dean of Christ
August 24, 1933                                     Church Cathedral from 1991 until 1998;
                                                    formerly Dean of the American Cathedral in
                                                    Paris from 1980 until 1991.



RICHARD M. MURRAY            December 12, 1994      Director of the Fund; Retired since 1987;
November 21, 1922                                   Liaison Office of Grupo Nacional Provincial,
                                                    Mexico; currently Vice Chairman, La Prov
                                                    Corporation; Director, United Americas
                                                    Insurance Company, N.Y.; Director, Firemark
                                                    Global Insurance Fund.



THEODORE B. SMITH, JR.       December 12, 1994      Director of the Fund; Chairman, President and
December 23, 1932                                   CEO of John Hassall, Inc.; Managing Director
                                                    John Hassall, Ltd.; Chairman of John Hassall
                                                    Japan, Ltd.; Chairman of Cantrock Realty;
                                                    Chairman of McCallum Die; Trustee, Deputy
                                                    Mayor and Commissioner of Public Services for
                                                    the Incorporated Village of Mill Neck.

(1) Jeremy H. Biggs, Jr., is an indirect owner of the Adviser and Principal Underwriter and an "interested person" of the Fund as defined in the 1940 Act.

(2) Christopher C. Davis is an owner and officer of the Adviser and an indirect owner of the Principal Underwriter and an "interested person" of the Fund as defined in the 1940 Act.

DIRECTOR ACTIVITIES AND COMPENSATION

MEETINGS AND COMMITTEES. Davis International Series, Inc.'s Board of Directors met four times in person during calendar year 1999 and has met in person three times through September 2000 with a total of four in-person meetings scheduled in the year 2000. In each year, each Director attended at least 75% of those meetings xxNote: verify this fact.

Davis International Series, Inc. has an Audit Committee, which is comprised entirely of Independent Directors (Richard M. Murray, Chair, Keith R. Kroeger, James R. Leo, and Theodore B. Smith, Jr.). The Audit Committee reviews financial statements and other audit-related matters for Davis International Series, Inc. The Audit Committee also holds discussions with management and with the Independent Auditors concerning the scope of the audit and the Auditor's independence. The Audit Committee meets at least quarterly and, if necessary, more frequently. The Audit Committee met four times during Davis International Series, Inc.'s most recent fiscal year, and each member of the committee attended at least 75% of those meetings. The Audit Committee has a written charter, attached as Appendix C.

The Fund also has a Nominating Committee, which is comprised entirely of Independent Directors (Theodore B. Smith, Jr., Chair, Keith R. Kroeger, James
R. Leo, and Richard M. Murray), which meets as often as deemed appropriate by the Nominating Committee. The Nominating Committee did not meet during the Corporation's most recent fiscal year. The Nominating Committee reviews and nominates persons to serve as members of the Board of Directors, reviews and makes recommendations concerning the compensation of the Independent Directors and the chair of the Nominating Committee also serves as the Lead Independent Director. The Nominating Committee does not ordinarily consider nominees recommended by shareholders. However, shareholders may propose nominees by writing to the Nominating Committee, in care of the secretary of the Davis Funds, at 2949 East Elvira, Suite 101, Tucson, Arizona 85706.

COMPENSATION OF DIRECTORS, OFFICERS AND OTHERS. Directors and officers of Davis International Series, Inc. who are also "interested persons" of the Corporation receive no compensation from the Corporation. Each Independent Director currently receives a quarterly fee of $xx from Davis International Series, Inc.

and an additional aggregate of $xxx from Davis International Series for each regular meeting of the Board of Directors and is reimbursed for all reasonable out-of-pocket expenses. The Chairman of the Audit Committee also receives an additional $xxx per meeting. The compensation paid to each Director is shown in the table below.

Davis International Series, Inc. has no bonus, pension, profit sharing or retirement plans.

                              AGGREGATE COMPENSATION

                                 DAVIS INTERNATIONAL                  TOTAL COMPENSATION
  NAME/POSITION                        SERIES, INC. *               FROM THE FUND COMPLEX
  -------------                        --------------               ---------------------
JEREMY H. BIGGS                        $xx.xx                              $xx.xx
Director

CHRISTOPHER C. DAVIS                   $xx.xx                              $xx.xx
Director

G. BERNARD HAMILTON                    $xx.xx                              $xx.xx
Director

KEITH R. KROEGER                       $xx.xx                              $xx.xx
Director


THE VERY REVEREND JAMES R. LEO         $xx.xx                              $xx.xx
Director


RICHARD M. MURRAY                      $xx.xx                              $xx.xx
Director

THEODORE B. SMITH, JR.
Director

Amounts are for the fiscal year ended September 30, 1999.


The Adviser, its officers and affiliates own a controlling majority of Davis International Series, Inc.'s eligible vote and intend to vote to approve Proposal 1.
                                       6

PROPOSAL 2:

------------------------------------------------------------------------------
TO APPROVE OF THE NEW ADVISORY AND SUB-ADVISORY AGREEMENTS WITH DAVIS SELECTED ADVISERS, L.P., ITS WHOLLY OWNED SUBSIDIARY, DAVIS SELECTED ADVISERS - NY, INC., AND FIDUCIARY INTERNATIONAL, INC.

PROPOSAL 2A

The Board of Directors, including the Independent Directors, has approved and recommends that shareholders of Davis International Series, Inc., approve the New Advisory Agreement with Davis Selected Advisers, Inc. and its wholly owned subsidiary, Davis Selected Advisers - NY, Inc. The Adviser, its officers and affiliates own a controlling majority of Davis International Series, Inc.'s eligible vote and intend to vote to approve Proposal 2A. The agreement is not being materially changed, fees are not being increased and the same portfolio manager will continue managing your investments.

PROPOSAL 2B

The Board of Directors, including the Independent Directors, has approved and recommends that shareholders of Davis International Series, Inc., approve the New Sub-Advisory Agreement Fiduciary International, Inc. The Adviser, its officers and affiliates own a controlling majority of Davis International Series, Inc.'s eligible vote and intend to vote to approve Proposal 2B. The agreement is not being materially changed, fees are not being increased and the same portfolio manager will continue managing your investments.

PROPOSED CHANGE IN CONTROL. Currently Venture Advisers, Inc. (an entity controlled by Shelby M.C. Davis), as general partner, controls the Adviser that provides investment advice and administrative services to Davis International Series, Inc. Venture Advisers, Inc., proposes to transfer control of the Adviser to Davis Investments, LLC, on December 31, 2000. Christopher C. Davis, son of Shelby M.C. Davis, controls Davis Investments, LLC. Davis Investments, LLC, will become the new general partner of the Adviser. Venture Advisers, Inc., and Davis Investments, LLC, both have the same business address as the Adviser. Shelby M.C. Davis will continue as Senior Research Adviser and Founder as described in the Fund's current prospectuses. The change in control may be deemed an assignment of the Existing Advisory and Sub-Advisory Agreements currently in effect for purposes of Section 15(a) of the 1940 Act, which automatically terminates such agreements.

Venture Advisers, Inc., currently controls the Adviser by owning all of the general partnership units issued by the Adviser. Venture Advisers, Inc., proposes to transfer 100 general partnership units to Davis Investments, LLC. Immediately thereafter Venture Advisers, Inc., would convert its remaining general partnership units into limited partnership units. Venture Advisers, Inc., would continue to own approximately 44% of the economic value of the Adviser as a limited partner. Davis Investments, LLC, would then own all of the general partnership units issued by the Adviser, be the general partner and thereby control the Adviser. Davis Investments, LLC, will pay approximately $11,000 to Venture Advisers, Inc., as consideration for purchasing general partnership units.

Christopher Davis is the vice-chairman and a director of Venture Advisers, Inc.; Christopher Davis is also chairman, director and chief executive officer of Davis Investments, LLC. Christopher Davis serves as president of Davis International Series, Inc. The officers of Davis International Series, Inc., Davis Selected Advisers - NY, Inc., and Fiduciary International, Inc., will not change as a result of the change in control. Officers are listed in Appendix D.

The change in control may be deemed an assignment of the Existing Advisory and Sub-Advisory Agreements currently in effect for purposes of Section 15(a) of the 1940 Act, which automatically terminates such agreements. Therefore, shareholders of the Fund are being asked to approve the New Advisory and Sub-Advisory Agreements with the Adviser, Davis Selected Advisers - NY, Inc., and Fiduciary Interna-tional, Inc. If such approvals are not obtained, the change in control will be delayed and the Existing Advisory and Sub-Advisory Agreements will remain in full force and effect.

TERMS OF THE NEW ADVISORY AGREEMENT. Shareholders of Davis International Total Return Fund are being asked to approve the New Advisory Agreement without material change from the Existing Advisory Agreement. . The Adviser, its officers and affiliates own a controlling majority of Davis International Series, Inc.'s eligible vote and intend to vote to approve the New Advisor Agreement. The following discussion of the New Advisory Agreement is qualified in its entirety by reference to the form of the New Advisory Agreement set forth in Appendix E.

As under the Existing Advisory Agreement, the New Advisory Agreement provides that the Adviser, subject to the general supervision of the Board of Directors, will provide management and investment advice and will furnish statistical, executive and clerical personnel, bookkeeping, office space and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as are requested by the Board of Directors. The Fund pays for all expenses of its operations not specifically assumed by the Adviser. The Board of Directors may arrange for the Adviser to perform any of the corporate management services necessary or advisable for the operations of the Fund or contract with another person to perform them. In the absence of willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties, the Adviser will not be subject to liability to the Fund or any shareholder of the Fund for any act or omission in the course of, or in connection with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The Adviser does not serve as investment adviser to any other investment companies with investment objectives similar to Davis International Total Return Fund. The last time the Existing Advisory Agreement was presented to shareholders for approval was xxx, for initial approval of the agreement xxverify this fact.

No new fees are being added and no fees are being increased. The advisory fee is calculated and paid monthly and is expressed as an annual percentage of the Fund's average net assets.

Davis International Total Return Fund pays the Adviser a fee at the annual rate based on average net assets, as follows: 1.00% on the first $250 million; 0.90% on the next $250 million; and 0.80% of average net assets in excess of $500 million. For the fiscal year ended September 30, 1999, Davis International Total Return Fund paid the Adviser 1.00% of net assets for its services. These fees may be higher than those of most other mutual funds, but are not necessarily higher than those paid by funds with similar objectives. The Adviser and not the Fund pays all of the fees paid to Davis Selected Advisers - NY, Inc. and Fiduciary International, Inc.

TERMS OF THE NEW SUB-ADVISORY AGREEMENT WITH DAVIS SELECTED ADVISERS - NY, INC. Shareholders are being asked to approve the New Sub-Advisory Agreement without material change from the Existing Sub-Advisory Agreement. The Adviser, its officers and affiliates own a controlling majority of Davis International Series, Inc.'s eligible vote and intend to vote to approve the New Sub-Advisory Agreement with Davis Selected Advisers - NY, Inc. The following discussion of the New Sub-Advisory Agreement is qualified in its entirety by reference to the form of the New Sub-Advisory Agreement set forth in Appendix E. The Adviser, not the Fund, pays for Davis Selected Adviser - NY, Inc.'s services.

As under the Existing Sub-Advisory Agreement, Davis Selected Advisers - NY, Inc., a wholly owned subsidiary of the Adviser, located at 609 Fifth Avenue, New York, New York 10017, agrees to perform research and portfolio management functions for the Fund on behalf of the Adviser.

Davis Selected Advisers - NY, Inc., performs research and portfolio management services as requested by the Adviser. Davis Selected Advisers - NY, Inc., is responsible for complying with stated policies and applicable laws, including compliance with the Adviser's Code of Ethics. As payment for its services, the Adviser pays Davis Selected Advisers - NY's reasonable direct and indirect costs associated with the maintenance of an office and the performance of the terms of the Agreement and, in addition, an agreed profit margin. The Adviser and not the Fund pays all the fees paid to Davis Selected Advisers -NY, Inc. The New Sub-Advisory Agreement will not affect the fees paid by the Fund.

The Adviser and the Board of Directors believe the New Sub-Advisory Agreement is advantageous to the Fund because it enables the Adviser, through Davis Selected Advisers - NY, Inc., to continue to attract additional, experienced personnel to perform services on behalf of the Fund but who desire to remain in the vicinity of New York City.

Davis Selected Advisers - NY, Inc. does not serve as investment adviser to any other investment companies with investment objectives similar to Davis International Total Return Fund. The last time the Existing Sub-Advisory Agreement was presented to shareholders for approval was xxx, for initial approval of the agreement xxverify this fact.

TERMS OF THE NEW SUB-ADVISORY AGREEMENT WITH FIDUCIARY INTERNATIONAL, INC. Shareholders are being asked to approve the New Sub-Advisory Agreement with Fiduciary International, Inc. without material change from the Existing Sub-Advisory Agreement. . The Adviser, its officers and affiliates own a controlling majority of Davis International Series, Inc.'s eligible vote and intend to vote to approve the New Sub-Advisory Agreement with Fiduciary International, Inc. The following discussion of the New Sub-Advisory Agreement is qualified in its entirety by reference to the form of the New Sub-Advisory Agreement set forth in Appendix E. The Adviser, not the Fund, pays for Fiduciary International, Inc.'s services.

As under the Existing Sub-Advisory Agreement, Fiduciary International, Inc. located at Two World Trade Center, New York, New York 10048, agrees to act as the investment sub-adviser for the Fund and manage the investment and reinvestment of the assets of the Fund subject to the supervision of the Board of Directors and the Adviser. Fiduciary International, Inc., is responsible for complying with stated policies and applicable laws. As payment for its services, the Adviser pays Fiduciary International, Inc., a fee based upon a percentage of net assets: 0.50% of the first $250 million, 0.45% of the next $250 million, and 0.40% of the amount in excess of $500 million. The Adviser and not the Fund pays all the fees paid to Fiduciary International, Inc. The New Sub-Advisory Agreement will not affect the fees paid by the Fund.

In the absence of willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties, Fiduciary International, Inc., will not be subject to liability to the Fund or any shareholder for any act or omission in the course of, or in connection with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Fiduciary International, Inc. ("Sub-Adviser") was incorporated in 1982 to provide investment management services. It currently advises other registered investment companies. Fiduciary International, Inc. does not believe the fact that it provides investment management services to other registered investment companies l poses significant conflicts of interest due to the differences in each company's investment strategies.

Fiduciary International, Inc. is a wholly owned subsidiary of Fiduciary Trust Company International and is registered as an investment adviser under the Investment Advisers Act of 1940. Fiduciary Trust Company International has more than 60 years of investment management experience and maintains foreign offices in London England, Geneva Switzerland, Hong Kong China, Melbourne Australia, and Tokyo Japan. As of December 31, 1999, FTCI served as the investment adviser to a number of institutional and private accounts with aggregate assets of approximately $50 billion.

The last time the Existing Advisory Agreement was presented to shareholders for approval was February 29, 2000 for initial approval of the agreement..

ADMINISTRATIVE FEES, REGISTRATION FEES AND SHAREHOLDER SERVICES FEES.

Pursuant to the Advisory Agreement, the Adviser, subject to the general supervision of the Fund's Board of Directors, provides advisory services, which are described above. The Fund bears all expenses other than those specifically assumed by the Adviser under the Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations, transaction and accounting matters related to its custodian bank, transfer agency, custodial and shareholder services and qualification of its shares under federal and state securities laws. The Fund reimburses the Adviser for providing certain services including accounting and administrative services, qualifying shares for sale with state agencies and shareholder services. During fiscal year ended September 30, 1999, the Fund reimbursed the Adviser a total of $xx, $xx and $xx for accounting and administrative services, qualifying shares for sale with state agencies and shareholder services, respectively. The approval or disapproval of Proposal 2 will not affect these services.

PORTFOLIO TRANSACTIONS. Shelby Cullom Davis & Co. ("SCD") is a broker-dealer who may be considered an affiliated person of the Adviser because it is also controlled by Davis family members. SCD may execute certain brokerage transactions for the Fund. The Adviser follows procedures designed to ensure that the commissions paid to SCD are equal to or less than those paid to other brokers in connection with comparable transactions involving similar securities and that the commissions charged the Fund by SCD do not exceed commissions charged to other clients in connection with comparable transactions involving similar securities. The Fund paid the following $xx in commissions to SCD during its fiscal year ended December 31, 1999, representing xx% of total commissions.

EFFECTIVE DATE AND TERMINATION OF THE NEW ADVISORY AND SUB-ADVISORY AGREEMENTS. The New Advisory and Sub-Advisory Agreements will take effect immediately upon the change in control and will remain in effect through December 31, 2002, and thereafter, but only as long as their continuance is approved at least annually by: (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Directors, and (ii) the vote of either a majority of the Directors or a majority of the outstanding shares of the Fund. If for some unforeseen reason the New Advisory and Sub-Advisory Agreements are not approved, the change in control described above will be delayed while other options are considered. If Proposal 2 is not approved, the Existing Advisory with the Adviser and Existing Sub-Advisory Agreement with Davis Selected Advisers - NY, Inc. will continue in effect through March 31, 2001, and thereafter only as long as their continuance is approved at least annually as described above. The Existing Sub-Advisory Agreement with Fiduciary International, Inc. will continue in effect through February 29, 2002, and thereafter only as long as their continuance is approved at least annually as described above.

MATTERS CONSIDERED BY THE BOARD

On December 16, 1999, the Board of Directors, including all of the Independent Directors initially approved of the Existing Sub-Advisory Agreement with Fiduciary International, Inc.

On March 20, 2000, the Board of Directors, including all of the Independent Directors approved of the Existing Advisory Agreement with Davis Selected Advisers, L.P. and the Sub-Advisory Agreement with Davis Selected Advisers - NY, Inc. without any material changes. At that meeting the Independent Directors were notified of the proposed change in control.

On June 13, 2000, the Board of Directors, including all of the Independent Directors approved the New Advisory and Sub-Advisory Agreements following the change in control and called for a meeting of shareholders to approve the New Advisory and Sub-Advisory Agreements following the change in control.

In their March 20, 2000, meeting, the Independent Directors reviewed materials specifically relating to the Existing Advisory Agreement and Sub-Advisory Agreement with Davis Selected Advises - NY, Inc. These materials included: (i) information on the investment performance of the Fund compared against a peer group of funds, (ii) sales and redemption data concerning the Fund, (iii) information concerning the expenses of the Fund compared against a peer group of funds and (iv) The Adviser's and Davis Selected Advisers'-NY, Inc.'s operations and financial condition. The Directors, including the Independent Directors, regularly review, among other issues: (i) arrangements in respect of the distribution of the Fund's shares, (ii) the allocation of the Fund's brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (iii) the Adviser's management of the relationships with the Fund's third party providers, including custodian and transfer agents, (iv) the resources devoted to and the record of compliance with the Fund's investment policies and restrictions and with policies on personal securities transactions and (v) the nature, cost and character of non-investment management services provided by the Adviser and its affiliates.

In their June 13, 2000, meeting, the Independent Directors considered the New Advisory and Sub-Advisory Agreements including: (i) Davis Selected Advisers, Inc., Davis Selected Advisers - NY, Inc., and Fiduciary International, Inc. do not anticipate any material changes in their operations as a result of the proposed change in control, (ii) the Fund would continue to be managed by the same portfolio manager, (iii) Shelby M.C. Davis will continue as Senior Research Adviser and Founder as described in the current prospectus (iv) Davis Selected Advisers, L.P.'s, Davis Selected Advisers - NY, Inc.'s, and Fiduciary International, Inc.'s senior management will not change as a result of the change in control and (v) the advisory and sub-advisory agreements will be materially unchanged, including no new fees and no increase in fees. The Directors discussed whether any additional information was needed and concluded that it was not.

CONCLUSION. In considering the Existing Advisory and Sub-Advisory Agreements in the December and March meetings and the New Advisory and Sub-Advisory Agreements in June, the Board of Directors and the Independent Directors did not identify any single factor as all-important or controlling. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Directors and Independent Directors concluded that the New Advisory and Sub-Advisory Agreements are fair and reasonable and that they should be approved without material change following the change in control.

The Board of Directors, including the Independent Directors, voted to approve the submission of the New Advisory and Sub-Advisory Agreements to shareholders of the Fund. The Adviser, its officers and affiliates own a controlling majority of Davis International Series, Inc.'s eligible vote and intend to vote to approve Proposal 2.

PROPOSAL 3:

AMENDING FUNDAMENTAL INVESTMENT POLICIES

BACKGROUND

Davis International Total Return Fund operates in accordance with the investment objectives, policies and restrictions described in its prospectus and Statement of Additional Information.

Davis International Total Return Fund classifies its investment policies as either "fundamental" or "non-fundamental." A fundamental policy may be changed only by shareholder vote, while non-fundamental policies may be changed by vote of the Fund's Board of Directors. The 1940 Act requires mutual funds to classify only certain policies as fundamental. With this proposal, the Fund seeks to gain greater investment flexibility by adopting a set of fundamental investment policies which explicitly adapts to changes in applicable law. A copy of the proposed fundamental investment policies is included in Appendix f. Adopting the proposed fundamental investment policies involves amending and restating existing fundamental policies.

The Fund' s fundamental investment policies have not limited the Adviser's investment strategies. Thus, the proposed changes will not result in any material change in the Adviser's investment strategies.

After each element of Proposal 3 is approved, Davis International Total Return Fund will adopt the fundamental investment policies presented in Appendix F. The Fund also has a number of non-fundamental policies that the Board of Directors can change or eliminate without the expense and delay of holding a shareholder meeting. After the results of the shareholders meetings are known, the Board of Directors will consider which non-fundamental policies should be added, changed or eliminated.

Approval of these changes by shareholders will allow the Adviser greater flexibility to respond to a changing investment environment, subject to the supervision of the Board of Directors and consistent with legal requirements, including published SEC staff positions. The Adviser believes that the proposed changes will enhance its ability to manage the Fund's investment portfolios.

Each proposed change to the Fund's fundamental policies recommended by the Board of Directors is discussed in detail below. The exact language of each fundamental policy is presented, often followed by further discussion of the policy. If approved, the fundamental policy could not be changed again without a shareholder vote. The discussion following the fundamental policy could be changed by the Board of Directors without a shareholder vote to reflect changes in the governing law. In order to help you understand the proposed changes, we have attached Appendices F and G to this proxy statement. Appendix f shows the proposed fundamental polices that Fund would adopt. Appendix g shows the Fund's current fundamental policies proposed to be replaced by new fundamental policies.

Approval of each element of Proposal 3 requires the favorable vote of a majority of the eligible votes of the Fund as defined by the 1940 Act. Proposal 3 is separated into elements specific to each type of fundamental policy involved, e.g., diversification, borrowing and concentration. The Adviser, its officers and affiliates own a controlling majority of Davis International Series, Inc.'s eligible vote and intend to vote to approve all elements of Proposal 3.

PROPOSAL 3A:

-------------------------------------------------------------------------------
PROPOSAL TO AMEND FUNDAMENTAL POLICY REGARDING DIVERSIFICATION

The Fund is currently diversified and adoption of this element of the Proposal will not result in a material change this fundamental policy. Replacement with the more flexible proposed fundamental policy could provide investment flexibility in the future by allowing the Board of Directors to respond to future changes by adopting appropriate policies without the time and expense of holding a meeting of shareholders. Appendix G shows the Fund's current fundamental policy.

THE FUND'S NEW FUNDAMENTAL POLICY ON DIVERSIFICATION WOULD BE:

Diversification:

The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy:

To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities.

PROPOSAL 3B:

-------------------------------------------------------------------------------
PROPOSAL TO AMEND FUNDAMENTAL POLICY REGARDING CONCENTRATION

The Fund currently does not concentrate its investments in any industry and adoption of this element of the Proposal will not result in a material change this fundamental policy. Replacement with the more flexible proposed fundamental policy could provide investment flexibility in the future by allowing the Board of Directors to respond to future changes by adopting appropriate policies without the time and expense of holding a meeting of shareholders. Appendix G shows the Fund's current fundamental policy.

THE FUND'S NEW FUNDAMENTAL POLICY ON CONCENTRATION WOULD BE:

Concentration:

The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry.

Further Explanation of Concentration Policy:

The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

PROPOSAL 3C:

--------------------------------------------------------------------------------
PROPOSAL TO AMEND FUNDAMENTAL POLICY REGARDING SENIOR SECURITIES

The Fund currently has a fundamental policy prohibiting it from issuing senior securities except as permitted under the Investment Company Act of 1940 and adoption of this element of the Proposal will not result in a material change this fundamental policy. Replacement with the more flexible proposed fundamental policy could provide investment flexibility in the future by allowing the Board of Directors to respond to future changes by adopting appropriate policies without the time and expense of holding a meeting of shareholders. Appendix G shows the Fund's current fundamental policy.

THE FUND'S NEW FUNDAMENTAL POLICY ON ISSUING SENIOR SECURITIES WOULD BE:

Issuing Senior Securities: Except as permitted under applicable law, including the 1940 Act and published SEC staff positions, the Fund may not issue senior securities.

Further Explanation of Issuing Senior Securities:

The Fund may not issue senior securities nor sell short more than 5% of its total assets, except as provided by the 1940 Act and any rules, regulations or orders issued thereunder. This limitation does not apply to selling short against the box. The 1940 Act defines a "Senior Security" as any bond, debenture, note, or similar obligation constituting a security and evidencing indebtedness.

PROPOSAL 3D:

-------------------------------------------------------------------------------
PROPOSAL TO AMEND FUNDAMENTAL POLICY REGARDING BORROWING

The Fund currently has a fundamental policy regarding borrowing and adoption of this element of the Proposal will not result in a material change this fundamental policy. Replacement with the more flexible proposed fundamental policy could provide investment flexibility in the future by allowing the Board of Directors to respond to future changes by adopting appropriate policies without the time and expense of holding a meeting of shareholders. Appendix G shows the Fund's current fundamental policy.

THE FUND'S NEW FUNDAMENTAL POLICY ON BORROWING WOULD BE:

Borrowing: The Fund may not borrow money, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Borrowing Policy: The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund may also borrow up to an additional 5% of its total assets from banks or others. The Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act promptly to remedy the situation as promptly as possible (normally within 3 business days), although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.

PROPOSAL 3E:

-------------------------------------------------------------------------------
PROPOSAL TO AMEND FUNDAMENTAL POLICY REGARDING UNDERWRITING

The Fund currently has a fundamental policy regarding underwriting securities and adoption of this element of the Proposal will not result in a material change this fundamental policy. Replacement with the more flexible proposed fundamental policy could provide investment flexibility in the future by allowing the Board of Directors to respond to future changes by adopting appropriate policies without the time and expense of holding a meeting of shareholders. Appendix G shows the Fund's current fundamental policy.

THE FUND'S NEW FUNDAMENTAL POLICY ON UNDERWRITING WOULD BE:

Underwriting: The Fund may not underwrite securities of other issuers except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Underwriting Policy: The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

PROPOSAL 3F:
-------------------------------------------------------------------------------
PROPOSAL TO AMEND FUNDAMENTAL POLICIES REGARDING INVESTMENTS IN
COMMODITIES AND REAL ESTATE

The Fund currently has fundamental policies regarding investments in commodities and Real Estate and adoption of this element of the Proposal will not result in a material change of these fundamental policies. Replacement with a single more flexible proposed fundamental policy could provide investment flexibility in the future by allowing the Board of Directors to respond to future changes by adopting appropriate policies without the time and expense of holding a meeting of shareholders. Appendix G shows the Fund's current fundamental policy.

THE FUND'S NEW FUNDAMENTAL POLICY REGARDING INVESTMENTS IN COMMODITIES AND REAL ESTATE WOULD BE:

Investments in Commodities and Real Estate: The Fund may not purchase or sell commodities or real estate, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Policy Restricting Investments in Commodities and Real Estate. The Fund may purchase or sell financial futures contracts, options on financial futures contracts, currency contracts, and options on currency contracts as described in its prospectus and Statement of Additional Information. The Fund may not purchase or sell real estate, except that the Fund may invest in securities that are directly or indirectly secured by real estate, or securities issued by issuers that invest in real estate.

PROPOSAL 3G:
-------------------------------------------------------------------------------
PROPOSAL TO AMEND FUNDAMENTAL POLICY REGARDING MAKING LOANS

The Fund currently has a fundamental policy regarding making loans and adoption of this element of the Proposal will not result in a material change this fundamental policy. Replacement with the more flexible proposed fundamental policy could provide investment flexibility in the future by allowing the Board of Directors to respond to future changes by adopting appropriate policies without the time and expense of holding a meeting of shareholders. Appendix G shows the Fund's current fundamental policy.

THE FUND'S NEW FUNDAMENTAL POLICY REGARDING MAKING LOANS WOULD BE:

Making Loans: The Fund may not make loans to other persons, except as allowed by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Lending Policy: The acquisition of investment securities or other investment instruments is not be deemed to be the making of a loan.

To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions that the Adviser believes to be creditworthy in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. The Fund is still subject to gains or losses due to changes in the market value of securities which it has lent.

When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

PROPOSAL 4:

TO RATIFY THE SELECTION OF KPMG LLP AS
INDEPENDENT ACCOUNTANTS OF THE FUND

By a vote of the Independent Directors, the firm of KPMG LLP has been selected as independent accountants for Davis International Series, Inc. to sign or certify any financial statements of the Fund required by any law or regulation to be certified by an independent accountant and filed with the SEC or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Directors is subject to the right of the Fund, by vote of a majority of its eligible votes at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. KPMG LLP has advised the Fund that to the best of its knowledge and belief, as of the record date, no KPMG LLP professional had any direct or material indirect ownership interest in the Fund inconsistent with the independence standards pertaining to accountants.

The independent accountants examine annual financial statements for the Fund and provide other audit and tax-related services. In recommending the selection of the Fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of KPMG LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

LIST OF APPENDICES

Appendix A:                Definitions of Some Terms used in this Proxy

Appendix B:                Eligible Votes, Nominees owning over 1% of any Class,
                           and Shareholders owning over 5% of any Class.

Appendix C:                Audit Committee Charter

Appendix D:                Officers of Davis International Series, Inc., the
                           Adviser and the

                           Sub-Adviser

Appendix E:                New Advisory and Sub-Advisory Agreements

Appendix F:                Proposed Fundamental Policies

Appendix G:                Current Fundamental Policies

APPENDIX A:

--------------------------------------------------------------------------------
DEFINITIONS OF SOME TERMS USED IN THIS INFORMATION STATEMENT

1940 ACT: The Investment Company Act of 1940 and the rules and regulations promulgated thereunder.

ADVISER:  Davis Selected Advisers, L.P.

BOARD OR BOARD OF DIRECTORS: The board of directors of Davis International Series, Inc.

CLASS: The Fund is authorized to issue four Classes of shares, (A, B, C, and Y) each with different expenses and different net asset values.

CORPORATION: Davis International Series, Inc. is organized as a Maryland corporation.

DAVIS FUNDS: Nine Davis Funds are offered to the public: Davis International Total Return Fund, Davis New York Venture Fund, Davis Growth & Income Fund, Davis Growth Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund, Davis Convertible Securities Fund, Davis Government Bond Fund and Davis Government Money Market Fund.

DIRECTOR:  A member of the Board of Directors.

ELIGIBLE VOTE: The holder of each full share of Davis International Series, Inc. outstanding as of the close of business on the record date is entitled to one vote for each dollar of net asset value and each fractional share is entitled to a proportionate share of one vote upon each matter properly submitted to the meetings.

EXISTING ADVISORY AGREEMENTS: The existing advisory agreements between the Adviser and Davis International Series, Inc.

EXISTING SUB-ADVISORY AGREEMENTS: The existing sub-advisory agreements between the Adviser and Davis Selected Advisers - NY, Inc. on behalf of Davis International Series, Inc., and the existing sub-advisory agreement between the Adviser and Fiduciary International, Inc.

FUND: Davis International Total Return Fund, an authorized series of Davis International Series, Inc.

INDEPENDENT ACCOUNTANTS: KPMG LLP serves as independent accountants of Davis International Series, Inc..

INDEPENDENT DIRECTORS: Those directors of Davis International Series, Inc. who, under the 1940 Act, are not considered an "interested person" of the Corporation.

INFORMATION STATEMENT: The information statement itself, not including supplemental material. This is not a proxy statement; shareholder votes are not being solicited.

INVESTMENT POLICIES: The investment objectives, policies and restrictions described in the Fund's prospectus and Statement of Additional Information.

MEETING: The Special Meeting of Shareholders of Davis International Series, Inc. scheduled to be held December 1, 2000 and any adjournment(s) thereof.

NEW ADVISORY AGREEMENT: The proposed advisory agreement between the Adviser and Davis International Series, Inc. All terms of the New Advisory Agreement are in substance identical to those of the Existing Advisory Agreement, no new fees are being proposed and no fees are being increased.

NEW SUB-ADVISORY AGREEMENTS: The proposed sub-advisory agreements between the Adviser and Davis Selected Advisers-NY, Inc. and Fiduciary International, Inc. on behalf of Davis International Series, Inc. All terms of the New Sub-Advisory Agreements are in substance identical to those of the Existing Sub-Advisory Agreements, no new fees are being proposed and no fees are being increased.

NOMINEE: An individual nominated for election or re-election to the Board of Directors.

PROPOSAL:  One of the four proposals described in the information statement.

RECORD DATE: The date for determining which shareholders are entitled to notice of and to vote at a meeting and any adjournment(s) thereof.

SEC:  The Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION: A legal document that supplements the prospectus and provides more detailed information about the Fund. You may obtain a copy without charge by calling the Davis Funds at 1-800-279-0279

SUB-ADVISERS: Davis Selected Advisers - NY, Inc., and Fiduciary International, Inc.

APPENDIX B:
-------------------------------------------------------------------------------
ELIGIBLE VOTES, NOMINEES AND SHAREHOLDERS

ELIGIBLE VOTES
AS OF SEPTEMBER 8, 2000


Fund                                              Class A     Class B      Class C      Class Y      Total
------------------------------------------------ ----------- ----------- ------------ ------------ ----------
Davis International Total Return  Fund



NOMINEES OWNING MORE THAN 1% OF SHARES OF ANY CLASS

The following list sets forth each nominee who, as of September 8, 2000, owns more than 1% of the total outstanding shares of any Class of any of the Funds.

   NOMINEE NAME      FUND(S) IN WHICH OWNERSHIP IS >1%    % OF SHARES OUTSTANDING      NO. OF SHARES OWNED
-------------------- ---------------------------------- ---------------------------- ------------------------
JEREMY BIGGS

The following table sets forth the name and holdings of any persons known by the Davis Funds to be a record owner of more than 5% of the outstanding shares of any Class of the Fund as of September 8, 2000. Other than as indicated below, Davis International Series, Inc. is not aware of any shareholder that beneficially owns in excess of 25% of the Fund's total outstanding shares.



            SHAREHOLDERS OWNING MORE THAN 5% OF SHARES OF ANY CLASS

                                                                              % OF CLASS          NUMBER OF
NAME AND ADDRESS OF SHAREHOLDER                                               OUTSTANDING       SHARES OWNED
------------------------------------------------------------------------ --------------------- ----------------

DAVIS INTERNATIONAL TOTAL RETURN  FUND - CLASS A SHARES

John Doe, Address, City, State, Zip                                            xx.xx%


DAVIS INTERNATIONAL TOTAL RETURN FUND - CLASS B SHARES

John Doe, Address, City, State, Zip                                            xx.xx%


DAVIS INTERNATIONAL TOTAL RETURN FUND - CLASS C SHARES

John Doe, Address, City, State, Zip                                            xx.xx%


DAVIS INTERNATIONAL TOTAL RETURN  FUND - CLASS Y SHARES

John Doe, Address, City, State, Zip                                            xx.xx%

APPENDIX C:
-------------------------------------------------------------------------------
DAVIS INTERNATIONAL SERIES, INC.
AUDIT COMMITTEE CHARTER
as amended 12/07/99

1.   The Audit Committee shall be composed entirely of independent directors.

2.   The purposes of the Audit Committee are:

     (a) to oversee the Funds' accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

     (b) to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof; and

     (c) to act as a liaison between the Funds' independent auditors and the full Board of Directors.

     The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and the auditor's responsibility to plan and perform a proper audit.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a) to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence;

     (b) to meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto: and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

     (c) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

     (d) to review the fees charged by the auditors for audit and non-audit services;

APPENDIX C:
-------------------------------------------------------------------------------
DAVIS INTERNATIONAL SERIES, INC.
AUDIT COMMITTEE CHARTER (CONT.)

     (e) to investigate improprieties or suspected improprieties in fund operations;

     (f) to consider such other matters as the full Board shall request the Committee to review, including but not limited to, advisory, sub-advisory, and underwriting agreements, Rule 12b-1 distribution plans, custodian and shareholder servicing issues, regulatory matters and taxation issues; and

     (g) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5. The Committee shall regularly meet with the Treasurer of the Funds and with internal auditors, if any, for the management company.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

7. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

APPENDIX D:
------------------------------------------------------------------------------
OFFICERS OF DAVIS INTERNATIONAL SERIES, INC., THE ADVISER AND THE SUB-ADVISERS

                  OFFICERS OF DAVIS INTERNATIONAL SERIES, INC.

    NAME                     BIRTHDATE                 POSITION
------------------------------------------------------------------------------

CHRISTOPHER C. DAVIS(1)*     July 13, 1965        President

ANDREW DAVIS(2)*             June 25, 1963        Vice President

KENNETH C. EICH(3)*          August 14, 1953      Vice President

SHARRA L. REED(3)*           September 25, 1966   Vice President, Treasurer and
                                                   Assistant Secretary

THOMAS D. TAYS(3)*           March 7, 1957        Vice President and Secretary


*   These persons are also officers of the Adviser.

(1)  Davis Selected Advisers - NY, Inc., 609 Fifth Avenue, New York, New York
     10017

(2) Davis Selected Advisers-NY, Inc., 124 East Marcy Street, Santa Fe, New Mexico 87501

(3) Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706

APPENDIX D:
------------------------------------------------------------------------------
OFFICERS OF DAVIS INTERNATIONAL SERIES, INC., THE ADVISER
AND THE SUB-ADVISERS (CONT.)




                      OFFICERS OF THE ADVISER

As general partner, Davis Investments, LLC will manage the business affairs of the Adviser. The directors and officers of Davis Investments, LLC, are:



     NAME                    BIRTHDATE                   POSITION
-------------------------------------------------------------------------------

CHRISTOPHER C. DAVIS(1)     July 13, 1965     Chairman (Sole Member), Chief
                                              Executive Officer

SHELBY M.C. DAVIS(1)        March 20, 1937    Founder and Senior Research
                                              Adviser

ANDREW DAVIS(2)             June 25, 1963     President

KENNETH C. EICH(3)         August 14, 1953    Chief Operating Officer

RUSSELL O. WIESE(1)          May 18, 1966     Chief Marketing Officer

GARY P. TYC(3)               May 27, 1956     Vice President, Chief Financial
                                              Officer, Treasurer and Assistant
                                              Secretary

SHARRA L. REED(3)         September 25, 1966  Vice President

SANDRA E. DURAN(2)           June 2, 1970     Vice President

THOMAS D. TAYS(3)           March 7, 1957     Vice President, General Counsel
                                              and Secretary


(1)  Davis Selected Advisers - NY, Inc., 609 Fifth Avenue, New York, New York
     10017

(2) Davis Selected Advisers -NY, Inc., 124 East Marcy Street, Santa Fe, New Mexico 87501

(4) Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706

Shelby M.C. Davis is the father of Andrew A Davis and Christopher C. Davis.

APPENDIX D:
------------------------------------------------------------------------------
OFFICERS OF DAVIS INTERNATIONAL SERIES, INC., THE ADVISER
AND THE SUB-ADVISERS (CONT.)


                OFFICERS OF DAVIS SELECTED ADVISERS - NY, INC.

     DAVIS SELECTED ADVISERS - NY, INC. IS A WHOLLY OWNED SUBSIDIARY OF THE ADVISER ORGANIZED AS A DELAWARE CORPORATION. ITS OFFICERS AND DIRECTORS ARE:

 NAME                              POSITION
--------------------------------------------------------------------------
CHRISTOPHER C. DAVIS(1)         Chairman (Director), Chief Executive Officer &
                                President

ANDREW A. DAVIS(2)              Director, Vice President

RUSSELL O. WIESE(1)             Director, Vice President

KENNETH C. EICH(3)              Vice President, Chief Operating Officer

GARY P. TYC(3)                  Vice President, Treasurer and Assistant

THOMAS D. TAYS(3)               Vice President, General Counsel and Secretary

The principal occupation of each of the directors and officers is working for the Adviser and/or Sub-Adviser.

(1)  Davis Selected Advisers - NY, Inc., 609 Fifth Avenue, New York, New York
     10017

(2) Davis Selected Advisers - NY, Inc., 124 East Marcy Street, Santa Fe, New Mexico 87501

(3) Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706

APPENDIX D:
------------------------------------------------------------------------------
OFFICERS OF DAVIS INTERNATIONAL SERIES, INC., THE ADVISER
AND THE SUB-ADVISERS (CONT.)



                   OFFICERS OF FIDUCIARY INTERNATIONAL, INC.

     FIDUCIARY INTERNATIONAL, INC. IS ORGANIZED AS A DELAWARE CORPORATION.
                        ITS OFFICERS AND DIRECTORS ARE:

 NAME                              POSITION
--------------------------------------------------------------------------
James C. Goodfellow                President of Fiduciary International Inc.
                                   Serves Fiduciary Trust Company International in a management capacity.

Anne M. Tatlock                    Chairman/Director of Fiduciary International
                                   Inc. Serves Fiduciary Trust Company
                                   International as Chief Executive Officer,
                                   President, Head of the Investment Division, and as a member of the Global Investment
                                   Committee and Investment Policy Committee.

Lawrence S. Huntington             Director of Fiduciary International Inc.
                                   Serves Fiduciary Trust Company International as Chairman of the Board.

Christine M. Ferrante              Treasurer of Fiduciary International Inc.
                                   Serves Fiduciary Trust Company International as Senior Vice President and Comptroller.

Carol K. Demitz                    Director of Fiduciary International Inc.
                                   Serves Fiduciary Trust Company International as Senior Vice President, Chief Corporate
                                   Counsel and Secretary.

The principal occupation of each of the directors and officers is working for Fiduciary International, Inc. and its parent company, Fiduciary Trust Company International. Both Fiduciary International, Inc. and Fiduciary Trust Company, International, Inc. maintain their principal offices at Two World Trade Center, New York, New York 10048.

APPENDIX E:

-------------------------------------------------------------------------------
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS,
DAVIS INTERNATIONAL  SERIES, INC.

                        DAVIS INTERNATIONAL SERIES, INC.

                         INVESTMENT ADVISORY AGREEMENT

                                JANUARY 1, 2001

Davis Selected Advisers, L.P.
2949 E. Elvira Road, Suite 101
Tucson, Arizona 85706

Dear Sirs:

We herewith confirm our agreement with you as follows:

1. Management. We desire to employ the capital of Davis International Series, Inc. (the "Company") by investing and reinvesting the same in securities of the type and in accordance with the limitations specified in the registration statement under the Securities Act of 1933 and the Investment Company Act of 1940 (the "1940 Act"), of which we enclose a copy, and in such manner and to such extent as may from time to time be approved by our Board of Directors. We desire to employ you to supervise and assist in the management of this business for us. You shall for all purposes herein be deemed an independent contractor, and shall, unless otherwise expressly provided for or authorized, have no authority to act or represent us.

2. Officers, Directors, Employees. In this connection it is understood that you will from time to time employ or associate with yourselves such person or persons as you may believe to be particularly fitted to assist you in the execution of this Agreement, it being understood that the compensation of such person or persons shall be paid by you and that no obligation may be incurred on our behalf in any such respect. This does not apply to such individuals as we may in due course elect as officers of our corporation, except that no officer, director, stockholder or employee of your firm shall receive compensation from us for acting as director, officer or employee of our corporation, and you agree to pay the compensation of all such persons. We understand that, during the continuance of this agreement, officers of your firm will, if elected, serve as directors of our corporation and as its principal officers.

3. Authority, Reporting. You are to have complete and exclusive authority to develop and handle for us any business of the type above mentioned which you may consider advantageous for us, subject to the direction and control of our officers and directors. You will furnish us with such statistical information with respect to the securities which we may hold or contemplate purchasing as we may request. We wish to be kept in touch with important developments affecting our Company and shall expect you on your own initiative to furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in our portfolio or the industries in which they are engaged. We shall also expect you of your own motion to advise us whenever in your opinion conditions are such as to make it desirable that a specific security be eliminated from our portfolio.

4. Standard of Care. We shall expect of you your best judgment in rendering these services to us, and we agree as an inducement to your undertaking the same that you shall not be liable hereunder for any mistake of judgment or in any other event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to us or to our security holders to

APPENDIX E:

-------------------------------------------------------------------------------
INVESTMENT ADVISORY AGREEMENT,
DAVIS INTERNATIONAL SERIES INC. (CONT.)

which you would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

5. Expenses. Except as otherwise provided below in this paragraph, you will attend to, or arrange for the performance, at your expense, of such clerical and accounting work related to the investment and reinvestment of our capital for us as we may specify. We shall, however, bear all costs and expenses of or attendant upon: (i) preparation of our federal, state and local tax returns;
(ii) preparation of documents we must file with the Securities and Exchange Commission; (iii) determination of the status and payment of dividends; (iv) reconciling and reviewing output of our custodian bank, determining the adequacy of various accruals, approving our expenses, authorizing our bank to receive and disburse money and securities and verifications related thereto, and interfacing with our auditors; (v) verification of our security ledger and preparation and maintenance of other corporate books and records; (vi) brokerage commissions and other transaction expenses; (vii) stockholders' and Directors' meetings; (viii) corporate reports and proxy materials, including their preparation, printing and distribution; (ix) fees of Directors not affiliated with you or any other firm acting as an investment adviser to us;
(x) taxes and interest expenses; (xi) reports to government authorities including all expenses and costs relating to such reports and to state securities law compliance; (xii) custodian and transfer agent fees; (xiii) association membership dues; (xiv) premiums on all insurance and bonds maintained for us or on our behalf; (xv) retention of the transfer agent and registrar for our shares and the disbursing agent for our stockholders, including costs and expenses attendant upon shareholder servicing, purchase, repurchase and redemption of our shares; (xvi) our counsel; and (xvii) our independent auditors. We may arrange for you to provide some or all of the services relating to items (i) to (xvi) above, and any other services not directly relating to investment and reinvestment of our capital, upon such terms and conditions, including compensation, as we may agree and subject to the approval and review of our Board of Directors.

6. Fees. In consideration of such services, we shall pay you a monthly fee as of the last day of each month in each year based upon the average daily value of net assets during a month for which the monthly fee is calculated, as follows:

                   VALUE OF AVERAGE DAILY NET ASSETS OF THE DAVIS INTERNATIONAL
 MONTHLY RATE                 TOTAL RETURN FUND DURING THE MONTH
-------------------------------------------------------------------------------
1/12 of 1.00% of               First $250 Million

1/12 of .90% of                Next $250 Million

1/12 of .80% of                Amounts In Excess of $500 Million


provided, however, that such fee for any period which shall not be a full monthly period shall be prorated according to the proportion which such period bears to the full month and no payment of any fee shall be made before the commencement of the public offering of any common stock. For this purpose, the value of our net assets shall be computed in the same manner as the value of such net assets are computed in connection with the determination of the net asset value of our shares.

7. Portfolio Transactions.

(a) You are authorized to place purchase and sale orders for our portfolio transactions with brokers and/or dealers which, in your best judgment are able to achieve "best execution" of such orders. "Best execution" shall mean prompt and reliable execution at the most favorable security price obtainable taking into account research and other services available and the reasonableness of commission charges. Purchases and sales of securities not listed or traded on a securities exchange shall ordinarily be executed with primary market makers, acting as principal, except where, in your judgment, better prices and execution may otherwise be obtained.

APPENDIX E:

-------------------------------------------------------------------------------
INVESTMENT ADVISORY AGREEMENT,
DAVIS INTERNATIONAL SERIES INC. (CONT.)

(b) You are authorized to allocate brokerage and principal business to members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act") for us and/or other accounts, if any, for which you exercise investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and to cause us to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction if you determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or your overall responsibilities with respect to us and the other accounts, if any, as to which you exercise investment discretion. In reaching such determination, you will not be required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services.

(c) Portfolio transactions may be allocated to any broker or dealer taking into account the sale by such broker or dealer of our shares. Any such allocation shall be made in accordance with the provisions of this agreement relating to obtaining "best execution."

8. Non-Exclusive, Use of "Davis" Name. You may act as investment adviser for any other person, firm or corporation. We recognize that you have given us the right to use the name "Davis" in our corporate title. If for any reason you no longer act as our investment adviser, we shall remove the name "Davis" from our corporate title upon demand made by you.

9. Term and Termination. This Agreement shall become effective for an initial period of not more than two years from its effective date, and shall continue in full force and effect continuously there-after, if its continuance is approved at least annually as required by the Investment Company Act of 1940. The effective date of this Agreement shall be the later of (i) January 1, 2001, or (ii) the date this Agreement has been approved as required by the Investment Company Act of 1940. As of such effective date, this Agreement shall supersede all prior investment advisory agreements between the parties. This Agreement may be terminated at any time, without the payment of any penalty, by our Board of Directors or by vote of a majority of our outstanding voting securities (as defined in the 1940 Act) on 60 days' written notice to you, or by you on 60 days' written notice to us, and it shall be automatically terminated in the event of its assignment (as defined in said Act).

10. Series of Shares As of the date of this Agreement, the Company has only one series of shares offered to the public (the "Davis International Total Return Fund") and this Agreement shall apply to that series. In the event that the Company shall create future series, this Agreement shall apply to and be effective as to each such series, provided (i) that as to any additional series there may be a different fee payable to you, and (ii) this Agreement, as amended to reflect any change in fees, is approved as required by the 1940 Act. The effective date of this Agreement as to each such series shall be the date that it is so approved or any later date as shall be agreed to by you and the Company.

If the foregoing is in accordance with your understanding, will you so kindly indicate by signing and returning to us the enclosed copy hereof.

Very truly yours,

DAVIS INTERNATIONAL SERIES, INC.

By: ______________________

Its: _____________________

APPENDIX E:

-------------------------------------------------------------------------------
INVESTMENT ADVISORY AGREEMENT,
DAVIS INTERNATIONAL SERIES INC. (CONT.)


Accepted as of the day
and year first above written.

DAVIS SELECTED ADVISERS, L.P.

By: DAVIS INVESTMENTS, LLC., General Partner

By: _____________________

  Its: __________________



                        DAVIS INTERNATIONAL SERIES, INC.

                             SUB-ADVISORY AGREEMENT

                       DAVIS SELECTED ADVISERS - NY, INC.

                                JANUARY 1, 2001

This is to confirm that Davis Selected Advisers, L.P. (the "Adviser") is retaining Davis Selected Advisers - NY, Inc. ("DSA-NY") as investment sub-adviser for the portfolio of Davis International Series, Inc. (the "Fund").

The terms and conditions of your retention are as follows:

1. Service as Sub-Adviser. DSA-NY shall act as an investment sub-adviser for the Fund and will provide such investment management and research services as the Adviser shall request subject to the general supervision of the Board of Directors of the Fund, the Adviser and to any applicable provisions as in effect from time to time of (a) the Articles of Incorporation and Bylaws of the Fund, (b) the prospectus, statement of additional information and other information set forth in the Fund's registration documents under the Securities Act of 1933 and the Investment Company Act of 1940 ("1940 Act"), including any supplements thereto, (c) the Investment Advisory Agreement between the Adviser and the Fund (the "Investment Advisory Agreement"), the Adviser's and the Fund's Code of Ethics and (d) any additional policies or guidelines established by the Fund's Board of Directors or the Adviser. DSA-NY acknowledges receipt of copies of the above documents as in effect on the date of acceptance of this letter. The Adviser agrees that it will promptly deliver to DSA-NY any amendments, changes or additions of or to these documents.

2. Conform to Guidelines. DSA-NY agrees that all securities transactions will conform to (a) the stated objectives and policies of the Fund, (b) the brokerage policies set forth in the Investment Advisory Agreement (which are hereby incorporated by reference herein) and the registration documents, and
(c) those investment and brokerage policies or guidelines directed by the Board of Directors of the Fund, any committee thereof and the Adviser.

3. Independent Contractor. DSA-NY shall be an independent contractor. Unless otherwise expressly provided or authorized hereunder, or by the Board of Directors of the Fund, DSA-NY shall have no

APPENDIX E:

-------------------------------------------------------------------------------
INVESTMENT ADVISORY AGREEMENT,
DAVIS INTERNATIONAL SERIES INC. (CONT.)



authority to represent the Fund or the Adviser in any way or otherwise be an agent of the Adviser or the Fund, except with regard to the execution of securities transactions on behalf of the Fund with registered broker/dealers, including broker/dealers affiliated with the Adviser, provided transactions with affiliated broker/dealers comply with Rule 17e-1 of the 1940 Act.

4. Reports and Documentation. DSA-NY shall provide the Adviser with any reports, analyses or other documentation the Adviser requests including those related to placement of security transactions, its administrative responsibilities and its responsibility to monitor compliance with stated investment objectives, policies and limitations and the investment performance of the Fund. DSA-NY agrees, directly or through an agent, to provide daily information in respect to any portfolio transactions of the Fund to the Adviser. DSA-NY agrees to provide all documentation reasonably required by the Adviser to maintain the Fund's accounting records in accordance with the 1940 Act and the Investment Advisers Act of 1940 and the regulations issued thereunder, and to preserve copies of all documents and records related to asset transactions, positions and valuations related to the Fund in the manner and for the periods prescribed by such regulations. DSA-NY further agrees that all documents and records it maintains relating to the Fund, are the property of the Fund and will be surrendered to the Adviser or the Fund upon the request of either. DSA-NY agrees to provide information and to allow inspection of such documents and records at reasonable times by any authorized representative of the Adviser, the Fund's Board of Directors or any committee thereof, the Fund's independent public accountants or appropriate regulatory authorities. DSA-NY shall provide to the Adviser a copy of its Form ADV as filed with the SEC and as amended from time to time and a written list of persons DSA-NY has authorized to give written and/or oral instructions to the Adviser and the Fund custodian.

5. Access to Personnel. DSA-NY agrees to make its personnel who are engaged in activities on behalf of the Fund available at reasonable times for consultations with the Adviser's personnel and the Fund's Board of Directors or any committee thereof, including attendance at their meetings, wherever situated. In addition, personnel of DSA-NY, at the request of the Adviser, will attend other meetings to be scheduled at mutually convenient times.

6. Facilities, Equipment, and Personnel. DSA-NY agrees to provide all office facilities, equipment and personnel needed for carrying out its duties hereunder at its own expense. In addition, DSA-NY shall, if requested by the Adviser or the Fund, employ at its own expense and subject to the prior written approval of the Adviser which approval shall not be unreasonably withheld (i) a public auditing firm, (ii) attorneys and (iii) such other professional staff as in the sole discretion of the Adviser are necessary to assure the fulfillment of the terms and conditions of this agreement.

7. Non-Exclusive. It is agreed that DSA-NY's services are not to be deemed exclusive and DSA-NY shall be free to render similar services or other services to others provided that (i) its services hereunder are not impaired and are not in violation of federal or state securities laws and (ii) that it shall not provide services to any registered investment company other than the Fund or other investment companies managed by the Adviser without the Adviser's prior express written permission.

8. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder, DSA-NY, its officers, directors and employees shall not be subject to liability for any act or omission in the cause of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. In the event of any claim, arbitration, suit, or administrative proceedings in which DSA-NY or the Adviser is a party and in which it is finally determined that there is liability or wrongdoing by only one of us, the party liable or found to be the wrongdoer shall pay for all liability and expenses of such claim or proceeding including reasonable attorneys' fees. If it is determined that there is liability or wrongdoing by both or none of us, then each shall pay their own liability and expenses. In the event of any settlement of any such claim, arbitration, suit or proceeding before final determination by a court or arbitrator(s), the liability and expenses shall be assumed as agreed between the parties, but if there is no agreement within thirty (30) days of such settlement, then

APPENDIX E:

-------------------------------------------------------------------------------
INVESTMENT ADVISORY AGREEMENT,
DAVIS INTERNATIONAL SERIES INC. (CONT.)



the assumption of liability and expenses shall be settled by arbitration, in accordance with the then applicable rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator shall be final and binding and may be entered in any court having jurisdiction. The parties shall pay for their own costs and expenses in respect to any such arbitration and such costs may be included in the arbitrator's award.

9. Compliance with Applicable Law. As investment sub-adviser, DSA-NY understands that it will be responsible for complying with all provisions of applicable law, including the 1940 Act, the Investment Advisers Act of 1940, and the Insider Trading and Securities Fraud Enforcement Act of 1988 and all rules and regulations thereunder. DSA-NY agrees to adopt and comply with the "Code of Ethics of and for Davis Selected Advisers, L.P. and the Companies For Which It Acts As Investment Adviser" as in effect from time to time and to keep in effect a policy and supervisory procedures designed to prevent insider trading.

10. Common Control, Fees. The parties acknowledge that DSA-NY is controlled by or under common control with the Adviser. The Adviser shall pay DSA-NY all reasonable direct and indirect costs associated with the maintenance of an office and the performance of the terms of this Agreement. The Adviser shall also reimburse expenses expressly approved for reimbursement by the Adviser. Payment for DSA-NY's services and reimbursement of expenses approved by the Adviser shall be made monthly, in arrears, by the 15th day of the following month.

11 Term. This Agreement shall become effective on the later of January 1, 2001 or the first business day after the date this Agreement is approved in accordance with the 1940 Act (provided that it is reflected in an effective post-effective amendment under the Securities Act of 1933 and the 1940 Act). Unless sooner terminated as hereunder provided, it shall initially remain in effect for a period not exceeding two years. Thereafter, subject to the termination provisions herein, this Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the 1940 Act; provided, however, that if the continuation of this Agreement is not approved, DSA-NY may continue to serve in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

12. Termination. This Agreement shall automatically terminate immediately in the event of its assignment (except as otherwise permitted by the 1940 Act or rules thereunder) or in the event of the termination of the Investment Advisory Agreement. This Agreement may be terminated without payment of any penalty at any time (a) upon sixty (60) days' written notice to DSA-NY by the Adviser or upon such sixty (60) days' written notice to DSA-NY by the Fund pursuant to action by its Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund, or (b) upon sixty (60) days' written notice by DSA-NY to the Adviser. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth in the 1940 Act and the rules and regulations thereunder. Termination of this Agreement shall not affect DSA-NY's right to receive payments on any unpaid balance of the compensation earned and reimbursable expenses incurred prior to such termination. Upon receipt of notification of termination as provided above DSA-NY shall immediately cease all activities in connection with the Fund except as otherwise directed by the Adviser.

13. Use of Names. DSA-NY agrees that it shall abide by the terms of the agreement of the Adviser with the Fund as to the names of the Fund and the Adviser and shall not use the name of the Adviser or the Fund without the prior written consent of the Adviser or the Fund.

14. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute or rule or otherwise, the remainder shall not be thereby affected.

15. Choice of Law. This Agreement shall be construed according to the laws of the State of New Mexico. It may be executed in counterparts each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

APPENDIX E:

-------------------------------------------------------------------------------
INVESTMENT ADVISORY AGREEMENT,
DAVIS INTERNATIONAL SERIES INC. (CONT.)


     If the foregoing terms and conditions are acceptable to you, please acknowledge in the space provided. Upon your acceptance, the retention and the mutual obligations in respect thereto shall be effective as provided herein.

Sincerely,

Davis Selected Advisers, L.P.
By Davis Investments, LLC,

   General Partner

By:_________________________
Its:_________________________

Accepted and Approved this 1st day of January, 2001

Davis Selected Advisers - NY, Inc.

By:__________________________
Its:__________________________



                        DAVIS INTERNATIONAL SERIES, INC.

                         FIDUCIARY INTERNATIONAL, INC.

                             SUB-ADVISORY AGREEMENT

                                JANUARY 1, 2001

Fiduciary International, Inc.
Two World Trade Center
New York, New York, 10048

    Re: Sub-Advisory Agreement for Davis International Total Return Fund, An Authorized Series of Davis International Series, Inc.

Gentlemen:

This is to confirm that Davis Selected Advisers, L.P. ("DSA") is retaining you as Investment Sub-Adviser for the portfolio of the International Total Return Fund (the "Fund") of Davis International Series, Inc. (the "Company").

This letter sets forth the terms and conditions of your retention. If they are acceptable to you, please acknowledge in the space provided. Upon your acceptance, the retention and the mutual obligations in respect thereto shall be effective as provided herein. The terms and conditions are as follows:

APPENDIX E:

-------------------------------------------------------------------------------
INVESTMENT ADVISORY AGREEMENT,
DAVIS INTERNATIONAL SERIES INC. (CONT.)


1. Investment Services. You shall act as the Investment Sub-Adviser for the Fund and will manage the investment and reinvestment of the assets of the Fund subject to the supervision of the Board of Directors of the Company, DSA, which serves as Adviser to the Company, and to any applicable provisions as in effect from time to time of (a) the Articles of Incorporation and Bylaws of the Company, (b) the prospectus, statement of additional information, and other information set forth in the Fund's registration documents under the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940 (the "1940 Act"), including any supplements thereto, and (c) the Investment Advisory agreement between DSA and the Company (the "Investment Advisory Agreement") in respect to the Fund and the Company's Code of Ethics. You acknowledge that you have received copies of the above documents as in effect on the date of your acceptance of this letter. The undersigned agrees that it will promptly deliver to you any amendments, changes or additions of or to these documents. Without limitation, you agree that all securities transactions will conform to (a) the stated objectives and policies of the Fund, (b) the brokerage policies set forth in the Investment Advisory Agreement (which are hereby incorporated by reference herein) and the registration documents, and (c) those investment and brokerage policies directed by the Board of Directors of the Company or any committee thereof, that have been provided to you.

2. Independent Contractor. You shall be an independent contractor. Unless otherwise expressly provided or authorized hereunder, or by the Board of Directors of Company, you have no authority to represent the Company or the Fund in any way or otherwise be an agent of the Company or the Fund. You shall also not represent or be the agent of the undersigned except as expressly provided or authorized hereunder, or as authorized by the undersigned in any other writing.

3. Reports and Records. You agree to provide DSA with any reasonable reports, analyses or other documentation DSA requires to carry out its responsibilities under its Investment Advisory Agreement with the Fund, including those related to the placement of security transactions, its administrative responsibilities, and its responsibility to monitor compliance with stated investment objectives, policies and limitations and the investment performance of the Fund. You agree, directly or through an agent, to provide daily information with respect to the portfolio transactions of the Fund to DSA. You agree to provide all documentation reasonably required by DSA to maintain the Fund's accounting records in accordance with the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act") and the regulations issued thereunder, and to preserve copies of all documents and records related to asset transactions, positions and valuations related to the Fund in the manner and for the periods prescribed by such regulations. You agree that all documents and records maintained by you with respect to the Fund, exclusively relating to the Fund, are the property of the Company and will be surrendered to DSA or the Company upon the request of either. You agree to provide information and to allow inspection of such documents and records at reasonable times by any authorized representative of DSA, the Company's Board of Directors or any committee thereof, the Company's independent public accountants, or appropriate regulatory authorities.

4. Make Personnel Available. You agree to make your personnel engaged in activities on behalf of the Fund available at reasonable times for consultations with DSA personnel and the Company's Board of Directors, or any committee thereof, including attendance at their meetings, wherever situated. Travel, meals and lodging expenses for such purposes shall be reimbursed.

5. Facilities, Equipment, and Personnel. You agree to provide office facilities, equipment and personnel for carrying out your duties hereunder at your own expense except as specifically provided hereunder.

6. Non-Exclusive Agreement. It is agreed that your services are not to be deemed exclusive and you shall be free to render similar or other services to others.

7. Standard of Care and Liability (a) Neither DSA nor you, nor any officers, directors, employees, agents, controlling persons, assigns or directors of the Company shall be liable for any error of judgment or law, or for any loss suffered by the Company or its shareholders in connection with the matters to which this

APPENDIX E:

-------------------------------------------------------------------------------
INVESTMENT ADVISORY AGREEMENT,
DAVIS INTERNATIONAL SERIES INC. (CONT.)

Agreement relates, except that no provision of this Agreement shall be deemed to protect DSA or you against any liability to the Company or its shareholders to which DSA or you might otherwise be subject by reason of any willful misconduct, gross negligence, or actions taken in bad faith in the discharge of your respective obligations and performance of your respective duties under this Agreement.

(b) Notwithstanding Section 7(a) of this Agreement, DSA agrees to indemnify and hold harmless you and any affiliated person (except the Company), and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("Controlling Person") you (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities (excluding salary charges of your employees, officers or partners), or litigation (including legal and other) expenses to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, any other statute, common law or otherwise, arising out of DSA's responsibilities to the Company which (1) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by or which is the responsibility of DSA and contained in the Registration Statement or prospectus or statement of additional information covering shares of the Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission or failure to state therein a material fact known or which should have been known to DSA and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to DSA or the Company or to any person affiliated with DSA by a Sub-Adviser Indemnified Person, in writing, for inclusion in the Registration Statement or prospectus or statement of additional information; or (2) may be based upon a failure by DSA to comply with, or a breach of, any provision of this Agreement or any other agreement with the Fund; or (3) may be based upon misfeasance or negligence by DSA in the discharge of its duties and performance of its obligations under this Agreement or any other agreement with the Fund; provided, however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of any misfeasance or negligence in the discharge of its obligations and the performance of its duties under this Agreement.

(c) Notwithstanding Section 7(a) of this Agreement, you agree to indemnify and hold harmless DSA, any person affiliated with DSA (except the Company), and each person, if any, who, within the meaning of the 1933 Act controls ("Controlling Person") DSA (all of such persons being referred to as "Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities (excluding salary charges of employees, officers or partners of DSA), or litigation (including legal and other) expenses to which an Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, any other statute, common law or otherwise, arising out of your responsibilities as a sub-investment adviser to the Fund which (1) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by you for inclusion in the Registration Statement or prospectus or statement of additional information covering shares of the Fund, or any amendment thereof or any supplement thereto, or, with respect to a material fact supplied by you for inclusion in the Registration Statement or prospectus or statement of additional information, the omission or alleged omission or failure to state therein a material fact known or which should have been known to you and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to you, or the Company, or to any person affiliated with you or the Company by an Adviser Indemnified Person; or (2) may be based upon a failure by you to comply with, or a breach of, any provision of this Agreement or any other agreement with the Fund; or (3) may be based upon misfeasance or negligence by you in the discharge of your duties and performance of your obligations under this Agreement or any other agreement with the Fund; provided, however, that in no case shall the indemnity in favor of the Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of any misfeasance or negligence in the discharge of its obligations and the performance of its duties under this Agreement.

(d) Neither DSA nor you shall be liable under this Section with respect to any claim made against an Indemnified Person unless such Indemnified Person shall have notified the indemnifying party in writing

APPENDIX E:

-------------------------------------------------------------------------------
INVESTMENT ADVISORY AGREEMENT,
DAVIS INTERNATIONAL SERIES INC. (CONT.)


within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Person (or such Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the indemnifying party of any such claim shall not relieve the indemnifying party from any liability which it may have to the Indemnified Person against whom such action is brought otherwise than on account of this section. In case any such action is brought against the Indemnified Person, the indemnifying party will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Indemnified Person. If the indemnifying party assumes the defense and the selection of counsel by the indemnifying party to represent both the Indemnified Person and the indemnifying party would result in a conflict of interest and would not, in the reasonable judgment of the Indemnified Person, adequately represent the interests of the Indemnified Person, the indemnifying party will, at its own expense, assume the defense with counsel to the indemnifying party and, also at its own expense, with separate counsel to the Indemnified Person which counsel shall be satisfactory to the indemnifying party and the Indemnified Person. The Indemnified Person will bear the fees and expenses of any additional counsel retained by it, and the indemnifying party shall not be liable to the Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The indemnifying party shall not have the right to compromise or settle the litigation without the prior written consent of the Indemnified Person of the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Indemnified Person.

8. Compensation. DSA shall pay you a portion of the fee it receives from the Company with respect to the Fund under the Investment Advisory Agreement based upon the attached fee schedule, and shall reimburse expenses expressly approved for reimbursement by DSA. You agree that neither the Company nor the Fund is responsible or paying your sub-advisory fees. Payment for your services and reimbursement of expenses approved by DSA shall be made monthly. From time to time, with your express written approval, DSA may waive any part or all of the fees due to it under the Investment Advisory Agreement for the period specified in such writing. Such approval shall constitute a waiver by you of your portion of the waived fees.

9. Effective Date. This Agreement shall become effective on the later of January 1, 2001, or the first business day after the date this Agreement is approved in accordance with the 1940 Act. Unless sooner terminated as hereunder provided, it shall initially remain in effect for a period of two years. Thereafter, subject to the termination provisions herein, this Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act; provided, however, that if the continuation of this Agreement is not approved, you may continue to serve in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

10. Termination. This Agreement shall automatically terminate immediately in the event of its assignment (except as otherwise permitted by the 1940 Act or rules thereunder) or in the event of the termination of the Investment Advisory Agreement. This Agreement may be terminated without penalty at any time (a) upon sixty (60) days' written notice to you by DSA, or upon such sixty (60) days' written notice to you by the Company pursuant to action by the Board of Directors of the Company, or by the vote of a majority of the outstanding voting securities of the Fund, or (b) upon sixty (60) or more days' written notice by you to DSA and the Company. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth in the 1940 Act and the rules and regulations thereunder. Termination of this Agreement shall not affect your right to receive payments of the unpaid balance of the compensation earned and reimbursable expenses incurred prior to such termination.

11. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

APPENDIX E:

-------------------------------------------------------------------------------
INVESTMENT ADVISORY AGREEMENT,
DAVIS INTERNATIONAL SERIES INC. (CONT.)


12. Choice of Law. This Agreement shall be construed according to the laws of the State of New York. It may be executed in counterparts each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

Yours very truly,

Davis Selected Advisers, L.P., by
Davis Investments, LLC, General Partner

-------------------------------



ACCEPTED AND APPROVED this _______ day of _________________, _______.

Fiduciary International, Inc.

By       ______________________________

APPENDIX E:
-------------------------------------------------------------------------------
INVESTMENT ADVISORY AGREEMENT,
DAVIS INTERNATIONAL SERIES INC. (CONT.)




                                     SUB-ADVISORY FEE SCHEDULE FOR
                                     FIDUCIARY INTERNATIONAL, INC.

A monthly fee as of the last day of each month in each year based upon the average daily value of net assets during a month for which the monthly fee is calculated as follows:

                                      Value of Average Daily Net
                                      Assets of the Total Return

Monthly Rate                          Fund During the Month
------------                          ---------------------
1/12 of 0.50% of                      First $250 Million
1/12 of 0.45% of                      Next $250 Million
1/12 of 0.40% of                      Amount in excess of $500 Million

APPENDIX F:
-----------------------------------------------------------------------------
PROPOSED UNIFORM FUNDAMENTAL INVESTMENT POLICIES

Davis International Total Return Fund operates in accordance with the investment objectives, policies and restrictions described in its prospectus and Statement of Additional Information.

At the Special Meeting of Shareholders, shareholders will adopt the fundamental investment policies set forth below, which may not be changed without a shareholder vote. Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote.

Except for the fundamental investment policies regarding illiquid securities and borrowing, all percentage restrictions apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets. All references to the assets of the Fund are in terms of current market value.

A. DIVERSIFICATION

THE NEW FUNDAMENTAL POLICY ON DIVERSIFICATION WILL BE:

Diversification:

The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy:

To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities.

B. CONCENTRATION

THE NEW FUNDAMENTAL POLICY ON CONCENTRATION WILL BE:

APPENDIX F:
-------------------------------------------------------------------------------
PROPOSED UNIFORM FUNDAMENTAL INVESTMENT POLICIES (CONT.)


Concentration:

The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry.

Further Explanation of Concentration Policy:

The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

C. SENIOR SECURITIES

THE NEW FUNDAMENTAL POLICY ON ISSUING SENIOR SECURITIES WILL BE:

Issuing Senior Securities: Except as permitted under applicable law, including the 1940 Act and published SEC staff positions, the Fund may not issue senior securities.

Further Explanation of Issuing Senior Securities:

The Fund may not issue senior securities nor sell short more than 5% of its total assets, except as provided by the 1940 Act and any rules, regulations or orders issued thereunder. This limitation does not apply to selling short against the box. The 1940 Act defines a "Senior Security" as any bond, debenture, note, or similar obligation constituting a security and evidencing indebtedness.

D. BORROWING

THE NEW FUNDAMENTAL POLICY ON BORROWING  WILL BE:

Borrowing: The Fund may not borrow money, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Borrowing Policy: The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund may also borrow up to an additional 5% of its total assets from banks or others. The Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act promptly to remedy the situation as

APPENDIX F:
-------------------------------------------------------------------------------
PROPOSED UNIFORM FUNDAMENTAL INVESTMENT POLICIES (CONT.)



promptly as possible (normally within 3 business days), although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.

E. UNDERWRITING

THE NEW FUNDAMENTAL POLICY ON UNDERWRITING WILL BE:

Underwriting: The Fund may not underwrite securities of other issuers except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Borrowing Policy: The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

F. COMMODITIES AND REAL ESTATE

THE NEW FUNDAMENTAL POLICY REGARDING INVESTMENTS IN COMMODITIES AND REAL ESTATE WILL BE:

Investments in Commodities and Real Estate: The Fund may not purchase or sell commodities or real estate, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Policy Restricting Investments in Commodities and Real Estate. The Fund may purchase or sell financial futures contracts, options on financial futures contracts, currency contracts, and options on currency contracts as described in its prospectus and Statement of Additional Information. The Fund may not purchase or sell real estate, except that the Fund may invest in securities that are directly or indirectly secured by real estate, or securities issued by issuers that invest in real estate.

G. LOANS

THE NEW FUNDAMENTAL POLICY REGARDING MAKING LOANS WILL BE:

Making Loans: The Fund may not make loans to other persons, except as allowed by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Lending Policy: The acquisition of investment securities or other investment instruments is not deemed to be the making of a loan.

To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions which the Adviser believes to be

APPENDIX F:
-------------------------------------------------------------------------------
PROPOSED UNIFORM FUNDAMENTAL INVESTMENT POLICIES (CONT.)




creditworthy in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. The Fund is still subject to gains or losses due to changes in the market value of securities which it has lent.

When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

APPENDIX G:

-------------------------------------------------------------------------------
CURRENT FUNDAMENTAL INVESTMENT POLICIES

DAVIS INTERNATIONAL TOTAL RETURN FUND

DAVIS INTERNATIONAL TOTAL RETURN FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS

     1. Commodities. The Fund may not purchase or sell commodities or commodity contracts, except contracts in respect to financial futures or currencies.

     2. Real Estate.. The Fund may not purchase real estate or real estate mortgages as such, but may purchase the securities backed by real estate or interests therein (including mortgage interests) and securities of companies, including real estate investment trusts, holding real estate or interests (including mortgage interests) therein.

     3.   Diversification of Fund Investments.

          (a) Fund Assets. With respect to 75% of the value of its total assets, the Fund may not buy the securities of any company if more than 5% of the value of the Fund's total assets would then be invested in that company. Securities issued by the U.S. Government or its agencies or instrumentalities and repurchase agreements involving such securities ("U.S. Government Securities"), are not subject to this limitation.

          (b) Securities of Issuers. With respect to 75% of the value of its total assets, the Fund may not purchase the securities of any company if after such purchase the Fund would then own more than 10% of such company's voting securities. U.S. Government Securities are not subject to this limitation.

     4. Concentration. The Fund may not purchase the securities of companies in any one industry if 25% or more of the value of the Fund's total assets would then be invested in companies having their principal business activity in the same industry. U.S. Government Securities are not subject to this limitation. Securities issued by foreign governments and their agencies and instrumentalities will be subject to this limitation only so long as and to the extent that the Securities and Exchange Commission requires their inclusion in such industry investment limitations.

     5. Senior Securities; Borrowing. The Fund may not issue senior securities except as permitted under the Investment Company Act of 1940. The Fund may not pledge or hypothecate any of its assets, except in connection

APPENDIX G:
-------------------------------------------------------------------------------
CURRENT FUNDAMENTAL INVESTMENT POLICIES (CONT.)


          with permitted borrowing in amounts not exceeding 33 1/3% of the value of the Fund's total assets at the time of borrowing. Transfers of assets in connection with currency transactions are not subject to these limitations if appropriately covered.

     6. Underwriting. The Fund does not engage in the underwriting of securities. (This does not preclude it from selling restricted securities in its portfolio.)

     7. Lending Money or Securities. The Fund may not lend money, except that it may buy debt securities publicly distributed or traded or privately placed and may enter into repurchase agreements. The Fund may lend its portfolio securities subject to having 100% collateral in cash or U.S. Government Securities. The Fund will not lend securities if such a loan would cause more than 20% of the total value of its net assets to then be subject to such loans.

(Date)



Dear Financial Adviser:

Included in a proxy statement being mailed to all shareholders of Davis Funds are two proposals that we wanted to explain further to you.

For shareholders in Davis New York Venture Fund, we are requesting that certain of the investment restrictions be broadened. The most significant relates to our status as a diversified fund. While we would maintain this status, we would replace the current 5% restriction which prevents portfolio managers from adding to a holding if it already represents more than 5% of the Fund's assets. In its place, this 5% restriction would apply to 75% of the portfolio and portfolio managers would be allowed to add to 5% or greater positions as long as the sum of these does not exceed 25%.

For shareholders in all Davis Funds, they will be requested to vote on a change in control of the investment adviser, Davis Selected Advisers, L.P. ("DSA"). In essence, a company controlled by Shelby M.C. Davis will transfer to a company controlled by Christopher Davis the general partnership shares of DSA. While minor from an economic standpoint, this transfer will result in a change of control as defined by the Investment Company Act of 1940 and requires shareholder approval.

We thank you for your continued support.

Sincerely,



Christopher C. Davis